SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is December 29, 2017.

For Certain MFS® Funds

Effective immediately, the following paragraphs are added to the beginning of the sub-section entitled "Conversion Among Share Classes" under the main heading entitled "Description of Share Classes":

Effective April 23, 2018, if you hold Class C shares for approximately ten years, they will convert to Class A shares of the fund. All Class C shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class C shares in your account convert to Class A shares, a proportionate number of the Class C shares in the sub-account will also convert to Class A shares.
Effective April 23, 2018, Class C shares held for more than ten years as of April 23, 2018, including a proportionate number of shares in the sub-account (shares acquired through the reinvestment of dividends and distributions), will convert to Class A shares of the fund on April 23, 2018.

1032568                      1                                                                                                   MULTI-SUP-II-122917